Exhibit 1
                                  $150,000,000
                           Series AA 5 5/8% Senior Notes
                               due April 15, 2034

                              ALABAMA POWER COMPANY

                             UNDERWRITING AGREEMENT

                                                                  April 7, 2004

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

    As Representative of the Several Underwriters

Ladies and Gentlemen:

     Alabama Power Company, an Alabama corporation (the "Company"), confirms its agreement (the "Agreement") with you and the other Underwriters named in
Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof) for whom you are acting as representative (in such capacity you shall hereinafter be referred to as the "Representative"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $150,000,000 aggregate principal amount of the Series AA 5 5/8% Senior Notes due April 15, 2034 (the "Senior Notes") as set forth in Schedule I hereto.

     The Company understands that the Underwriters are making a public offering of the Senior Notes pursuant to this Agreement. The Senior Notes will be issued pursuant to an indenture, dated as of December 1, 1997, as heretofore supplemented (the "Base Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), and as further supplemented by a twenty-seventh supplemental indenture, dated as of April 21, 2004, to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

     SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:

(a) A registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) in respect of the Senior Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Senior Notes, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with
     Section 3(e) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

(b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use in the Final Supplemented Prospectus; or (B) any information set forth in the Final Supplemented Prospectus under the captions "Description of the Series AA Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company, " "The Policy and the Insurer" and "Experts" or in Appendix A thereto.

(c) The Registration Statement, the Prospectus and the Final Supplemented Prospectus comply, and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (hereinafter defined) and the General Rules and Regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date as to the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the Company makes no warranties or representations with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"), (B) statements or omissions made in the Registration Statement or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters expressly for use therein or (C) any information set forth in the Final Supplemented Prospectus under the captions "Description of the Series AA Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company, " "The Policy and the Insurer" and "Experts" or in Appendix A thereto.

(d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

(e) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business.

(f) The Company is a corporation duly organized and existing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriters.

(g) This Agreement has been duly authorized, executed and delivered by the Company.

(h) The Indenture has been duly authorized by the Company and, on the Closing Date (as hereinafter defined), will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or
     (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

(i) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Supplemented Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

(j) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

(k) The Company has duly authorized all necessary action to be taken by it for the procurement of an irrevocable financial guarantee insurance policy or surety bond (the "Insurance Policy") to be issued by Financial Guaranty Insurance Company (the "Insurer"), insuring the payment of principal of and interest on the Senior Notes, when due.

(l) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended;
     (C) the qualification of the Indenture under the 1939 Act; (D) the approval of the Alabama Public Service Commission (the "Alabama Commission"); and
     (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

(m) The financial statements incorporated by reference in the Registration Statement and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.

     SECTION 2. SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of the Senior Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of the Senior Notes that such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof), at a price equal to 96.85% of the principal amount thereof.
(b) Payment for and delivery of certificates for the Senior Notes shall be made at the offices of Balch & Bingham LLP, 1901 Sixth Avenue North, Suite 2600, Birmingham, Alabama 35203 at 10:00 A.M., Central Time, on April 21, 2004 (unless postponed in accordance with the provisions of Section 10) or such other time, place or date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to the Representative. It is understood that each Underwriter has authorized the Representative, for each Underwriter's account, to accept delivery of, receipt for, and make payment of the principal amount of the Senior Notes which each Underwriter has agreed to purchase. The Representative, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Senior Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

     The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriters shall accept such delivery.

     The certificate(s) for the Senior Notes will be made available for examination by the Representative not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

     SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as follows:

(a) The Company, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representative orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Representative sufficient conformed copies of the Registration Statement, the Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

(b) The Company will furnish the Underwriters with copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Senior Notes by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representative and Dewey Ballantine LLP.

(c) The Company will endeavor, in cooperation with the Underwriters, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representative may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

(d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933
     Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

(e) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, to file the Final Supplemented Prospectus with the Commission and to advise the Representative of such filing and to confirm such advice in writing.

(f) During a period of 15 days from the date of this Agreement, the Company will not, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement). The Representative agrees that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this Section 3(f).

(g) The Company will use its best efforts to effect the listing of the Senior Notes on the New York Stock Exchange.

     SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus, the Final Supplemented Prospectus, and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar, (xi) the premium payable to the Insurer in connection with the issuance of the Insurance Policy, (xii) the fees and expenses incurred in the connection with the listing of the Senior Notes on the New York Stock Exchange, and (xiii) the cost of qualifying the Senior Notes with The Depository Trust Company.

     Except as otherwise provided in Section 9 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Senior Notes including fees and disbursements of their counsel, Dewey Ballantine LLP.

     SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Senior Notes are subject to the following conditions:

(a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

(b) Any required orders of the Alabama Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representative, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

(c)  On the Closing Date the Representative shall have received:

     (1) The opinion, dated the Closing Date, of Balch & Bingham LLP, general counsel for the Company, substantially in the form attached hereto as
          Schedule II-A.

     (2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule II-B.

     (3) The opinion, dated the Closing Date, of Cravath, Swaine & Moore LLP, counsel to the Trustee, substantially in the form attached hereto as
          Schedule III.

     (4) The opinion, dated the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as
          Schedule IV.

     (5) The opinion, dated the Closing Date, of internal counsel for the Insurer, substantially in the form attached hereto as Schedule V.

(d) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

(e) On the Closing Date, the Representative shall have received from Deloitte & Touche LLP, a letter dated the Closing Date to the effect that: (A) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act;
     (B) in their opinion, the financial statements audited by them and incorporated by reference in the Final Supplemented Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information" and in Statement on Auditing Standards No. 100, "Interim Financial Information", as applicable, on the unaudited financial statements, if any, of the Company incorporated by reference in the Final Supplemented Prospectus and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated in the Final Supplemented Prospectus; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated in the Final Supplemented Prospectus, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges set forth in the Final Supplemented Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest balance sheet incorporated in the Final Supplemented Prospectus, except in each case for changes or decreases which
     (i) the Final Supplemented Prospectus discloses have occurred or may occur,
     (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt, or (vii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Final Supplemented Prospectus.

(f) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Representative and Dewey Ballantine LLP, counsel for the Underwriters.

(g) No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriters) which, in the reasonable judgment of the Representative, shall materially impair the marketability of the Senior Notes.

(h) The Company shall have performed its obligations when and as provided under this Agreement.

(i) On the Closing Date, the Representative shall have received evidence that the Insurance Policy has been issued by the Insurer and confirmation that the Senior Notes have been rated at least Aaa by Moody's Investors Services, Inc. and at least AAA by Standard & Poor's, a division of the McGraw-Hill Companies.

(j) On the Closing Date, the Senior Notes shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

     SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representative. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

     SECTION 7. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, the Underwriters for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Senior Notes to any person if a copy of the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 7, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

     (b) Each Underwriter agrees severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, such Underwriter for use therein.

     SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriters.

     SECTION 9. TERMINATION OF AGREEMENT.

     (a) The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representative, the marketability of the Senior Notes shall have been materially impaired.

     (b) If this Agreement shall be terminated by the Representative pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

     SECTION 10. DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the Senior Notes that it is obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the principal amount of Defaulted Securities does not exceed 10% of the Senior Notes, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the principal amount of Defaulted Securities exceeds 10% of the Senior Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Final Supplemented Prospectus or in any other documents or arrangements.

     SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at Morgan Stanley & Co. Incorporated, 1585 Broadway, 30th Floor, New York, New York 10036, Attention:
Harold J. Hendershot, III; notices to the Company shall be mailed to 600 North 18th Street, 17th Floor, Birmingham, Alabama 35291, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: Earl C. Long.

     SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

     SECTION 14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                                     Very truly yours,

                                                     ALABAMA POWER COMPANY



                                                     By:  /s/J. Randy DeRieux
                                                     Title: Assistant Treasurer


CONFIRMED AND ACCEPTED,
as of the date first above written



MORGAN STANLEY & CO. INCORPORATED

By: /s/Harold J. Hendershot III
Title: Executive Director


As Representative of the Underwriters named in Schedule I hereto

                                   SCHEDULE I


                                                            Principal Amount of
Name of Underwriters                                     Series AA Senior Notes

Morgan Stanley & Co. Incorporated                               $30,000,000
A.G. Edwards & Sons, Inc.                                       $30,000,000
Citigroup Global Markets Inc.                                   $30,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated              $30,000,000
ABI Capital Management, LLC                                     $ 7,500,000
Morgan Keegan & Company, Inc.                                   $ 7,500,000
Pershing LLC                                                    $ 7,500,000
SunTrust Capital Markets, Inc.                                  $ 7,500,000

TOTAL:                                                         $150,000,000
                                                               ============

                                  Schedule II-A

                       [Letterhead of Balch & Bingham LLP]


                                 April __, 2004

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

    As Representative of the Several Underwriters



                              ALABAMA POWER COMPANY
                           Series AA 5 5/8% Senior Notes
                               due April 15, 2034

Ladies and Gentlemen:

     We have acted as general counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $150,000,000 aggregate principal amount of its Series AA 5 5/8% Senior Notes due April 15, 2034 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Twenty-Seventh Supplemental Indenture dated as of April 21, 2004 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated April 7, 2004 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representative (the "Representative"). This opinion is being delivered to you as Representative pursuant to Section 5(c)(1) thereof.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

     In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) pertaining to the Notes and certain other securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated December 19, 2003 as supplemented by a final prospectus supplement relating to the Notes dated April 7, 2004 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Form 10-K") and the Current Reports on Form 8-K of the Company dated February 5, 2004, February 10, 2004 and April 7, 2004 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures (other than those of the Company), the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

     The Indenture and the Underwriting Agreement are herein referred to as the "Agreements".

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

     1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

     2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

     3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and the sale of the Notes; the issuance and the sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

     4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of April 7, 2004, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of the filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, as of the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series AA Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company," "The Policy and the Insurer" and "Experts" or in Appendix A thereto.

     We are members of the State Bar of Alabama and we do not express any opinion herein concerning any law other than the laws of such State and, to the extent set forth herein, the law of the State of New York and the federal law of the United States.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to the Underwriting Agreement insofar as such opinion relates to matters of Alabama law.

                                                     Yours very truly,

                                                   BALCH & BINGHAM LLP

                                  Schedule II-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                 April __, 2004


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


    As Representative of the Several Underwriters



                              ALABAMA POWER COMPANY
                           Series AA 5 5/8% Senior Notes
                               due April 15, 2034

Ladies and Gentlemen:

     We have acted as counsel to Alabama Power Company (the "Company") in connection with (i) the Company's issuance of $150,000,000 aggregate principal amount of its Series AA 5 5/8% Senior Notes due April 15, 2034 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Twenty-Seventh Supplemental Indenture dated as of April 21, 2004 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters (as defined herein) of the Notes pursuant to the terms of an Underwriting Agreement dated April 7, 2004 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representative (the "Representative"). This opinion is being delivered to you as Representative pursuant to Section 5(c)(2) thereof.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

     In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) pertaining to the Notes and certain other securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated December 19, 2003 as supplemented by a final prospectus supplement relating to the Notes dated April 7, 2004 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Form 10-K") and the Current Reports on Form 8-K of the Company dated February 5, 2004, February 10, 2004 and April 7, 2004 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

     The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements".

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Alabama law upon the opinion dated the date hereof rendered to you by Balch & Bingham LLP and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

     2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

     3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Securities and Exchange Commission (the "Commission") legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

     4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of April 7, 2004, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of the filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, as of the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series AA Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company," "The Policy and the Insurer" and "Experts" or in Appendix A thereto.

     We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Alabama and New York.

     This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by or furnished to any other person without our prior written consent.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                  Schedule III

                   [Letterhead of Cravath, Swaine & Moore LLP]

                                 April __, 2004


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

    As Representative of the Several Underwriters

Alabama Power Company
600 North 18th Street
Birmingham, Alabama 35291

Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017

                              ALABAMA POWER COMPANY
                           Series AA 5 5/8% Senior Notes
                               due April 15, 2034

Ladies and Gentlemen:

     We have acted as counsel to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) (the "Bank") in connection with (a) the Senior Note Indenture, dated as of December 1, 1997 as heretofore supplemented (the "Original Indenture"), between Alabama Power Company (the "Company") and the Bank, as Trustee, and (b) the Twenty-Seventh Supplemental Indenture, dated as of April 21, 2004 (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee.

     In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture and certain resolutions adopted by the Board of Directors of the Bank.

     Based upon the foregoing, we are of the opinion that:

     i) the Bank has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York;

     ii) the Bank has the corporate trust power and authority to execute, deliver and perform its duties under the Indenture, has duly executed and delivered the Indenture and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

     iii) the execution, delivery and performance by the Bank of the Indenture do not conflict with or constitute a breach of the charter or bylaws of the Bank; and

     iv) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

     We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.

                                                     Very truly yours,

                                                     CRAVATH, SWAINE & MOORE LLP

                                   Schedule IV



                      [Letterhead of DEWEY BALLANTINE LLP]


                                 April __, 2004


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036


    As Representative of the Several Underwriters


                              ALABAMA POWER COMPANY
                           Series AA 5 5/8% Senior Notes
                               due April 15, 2034

Ladies and Gentlemen:

     We have represented the Underwriters (hereinafter defined) in connection with (i) the issuance and sale by Alabama Power Company (the "Company") of $150,000,000 aggregate principal amount of its Series AA 5 5/8% Senior Notes due April 15, 2034 (the "Notes") pursuant to a Senior Note Indenture dated as of December 1, 1997, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Twenty-Seventh Supplemental Indenture, dated as of April 21, 2004 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters of the Notes pursuant to the terms of an Underwriting Agreement dated April 7, 2004 (the "Underwriting Agreement"), among the Company and the Underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as representative (the "Representative"). This opinion is being delivered to you, as Representative, pursuant to Section 5(c)(4) thereof.

     All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

     In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-110950, 333-110950-01, 333-110950-02 and 333-110950-03) pertaining to the Notes and certain other securities (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated December 19, 2003, as supplemented by a final prospectus supplement relating to the Notes dated April 7, 2004 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Form 10-K") and the Current Reports on Form 8-K of the Company dated February 5, 2004, February 10, 2004 and April 7, 2004 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

     The Indenture and the Underwriting Agreement are herein referred to as the "Agreements".

     Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the law of the State of Alabama upon the opinion of Balch & Bingham LLP dated the date hereof and addressed to you, that:

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged, and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

     2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

     3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Securities and Exchange Commission (the "Commission") legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

     4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

     6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

     We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of April 7, 2004, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of the date of the filing of the Form 10-K (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series AA Senior Notes - Book-Entry-Only Issuance - The Depository Trust Company," "The Policy and the Insurer" and "Experts" or in Appendix A thereto.

     We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the law of the State of Alabama.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham LLP and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5 of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Balch & Bingham LLP may rely on this opinion in giving its opinion (i) pursuant to Sections 102, 302 and 904 of the Indenture and (ii) in connection with the Company's listing application with respect to the Notes to The New York Stock Exchange, Inc., insofar as such opinion relates to matters of New York law.


                                                     Very truly yours,




                                                     DEWEY BALLANTINE LLP

                                   Schedule V



              [Letterhead of Financial Guaranty Insurance Company]
                                  April__, 2004


Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

    As Representative of the Several Underwriters

Alabama Power Company
600 North 18th Street
Birmingham, Alabama 35291

JPMorgan Chase Bank
4 New York Plaza
New York, New York 10004

                              ALABAMA POWER COMPANY
                           Series AA 5 5/8% Senior Notes
                               due April 15, 2034

Ladies and Gentlemen:

     I am Senior Counsel of Financial Guaranty Insurance Company ("Financial Guaranty"), and have been requested to render an opinion concerning the issuance by Financial Guaranty of its Surety Bond No. ________ (the "Surety Bond") in connection with the issuance of the captioned obligations (the "Bonds"). I have examined such documents and records as I have deemed relevant for purposes of this opinion, including (a) the Certificate of Incorporation of Financial Guaranty, including all amendments thereto, (b) the amended By-laws of Financial Guaranty as in effect on the date hereof, (c) the certificate of authority issued to Financial Guaranty by the Superintendent of Insurance of the State of New York, (d) the certificate of authority issued to Financial Guaranty by the Commissioner of Insurance of the State of Alabama, (e) the executed Surety Bond and (f) the statements in the Prospectus Supplement dated April 7, 2004 relating to the Bonds (the "Prospectus Supplement") under the caption "The Policy and the Insurer" and "Appendix A - Form of Policy."

         On the basis of the foregoing, it is my opinion that:

                  1. Financial Guaranty is a stock insurance corporation validly existing and in good standing under the laws of the State of New York and qualified to do business therein and is licensed and authorized to issue its financial guaranty insurance policies under the laws of the State of Alabama.

                  2. The Surety Bond is valid and binding upon Financial Guaranty and enforceable in accordance with its terms, subject to applicable laws affecting creditors' rights generally.

                  3. The execution and delivery by Financial Guaranty of the Surety Bond, and the performance by Financial Guaranty of the terms thereof, will not: (i) conflict with any of the terms, conditions or provisions of (A) the Certificate of Incorporation of Financial Guaranty, including any amendments thereto, (B) the amended By-laws of Financial Guaranty as in effect on the date hereof, or (C) to my actual knowledge, any covenant contained in any contract, agreement or instrument to which Financial Guaranty is bound, which contract, agreement or instrument is material to the financial condition of Financial Guaranty; (ii) to my actual knowledge, constitute a default under any such contract, agreement or instrument or (iii) contravene any law or governmental regulation or order presently binding on Financial Guaranty the contravention of which would affect the validity and enforcement of the Surety Bond.

                  4. Financial Guaranty, as an insurance company, is not eligible for relief under the Federal Bankruptcy Laws. Any proceedings for the liquidation, conservation or rehabilitation of Financial Guaranty would be governed by the provisions of the Insurance Law of the State of New York.

                  5. The statements described above in the Prospectus Supplement dated April 7, 2004 relating to Financial Guaranty and the Surety Bond accurately and fairly present the summary information set forth therein and do not omit any material fact with respect to the description of Financial Guaranty relative to the material terms of the Surety Bond or the ability of Financial Guaranty to meet its obligations under the Surety Bond. The form of Surety Bond contained in the Prospectus Supplement is a true and complete form of the Surety Bond.

                  6. The Surety Bond constitutes an "insurance policy" within the meaning of Section 3(a)(8) of the Securities Act of 1933, as amended (the "Act"), and is not required to be registered under the Act.



                                                              Very truly yours,